AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 7, 2012 TO THE CURRENT PROSPECTUS FOR RETIREMENT CORNERSTONE® SERIES 12.0

This supplement modifies certain information in the above-referenced Prospectus and Statement of Additional Information dated April 30, 2012 (together, the “Prospectus”). The Prospectus and Statement of Additional Information are hereby incorporated by reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus.

The following applies to all contracts issued on or after April 30, 2012. The section entitled “Fee changes for the Guaranteed minimum income benefit and “Greater of” death benefit” in “Charges and expenses,” is deleted in its entirety and replaced with the following:

Fee changes for the Guaranteed minimum income benefit and “Greater of” death benefit

We may increase or decrease the charge for the Guaranteed minimum income benefit and “Greater of” death benefit. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective in your third contract year and will be assessed on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the charge is declared and will apply as of your next contract date anniversary that is at least 30 days after the fee change is declared and on all contract date anniversaries thereafter. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See “Dropping or changing your Guaranteed benefits” in “Contract features and benefits,” as well as Appendix I for more information.

Exercise of the GMIB in the event of a GMIB fee increase. Subject to any necessary regulatory approvals, in the event we increase the charge for the GMIB, you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. Note that if you are within your first two contract years at the time we notify you of a GMIB fee increase, your opportunity to drop the benefit is the 30 day period following notification, not the 30 day period following your second contract date anniversary. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. This feature may not be available in all states. In addition, this feature may vary in your state. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For single owner contracts, the payout can be either based on a single life (the owner’s life) or joint lives. The joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant’s life). Your Lifetime GMIB payments are calculated by applying your GMIB benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See “Exercise of Guaranteed minimum income benefit” under “Contract features and benefits” for additional information regarding GMIB exercise.

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC., 1290 Avenue of the Americas, New York, NY 10104. Copyright 2012

AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234

IM-03-12 (5/12)	Catalog No. 148475 (5/12)
RC 12.0 (NB) Mail	342689